Exhibit 10.1
FIFTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
This Fifth Amendment to Executive Employment Agreement (this “Amendment”) is entered into by and between American Reprographics Company, a Delaware corporation (“ARC”) as the employer, and Kumarakulasingam Suriyakumar, an individual residing in the State of California (“Executive”), as the employee, on March 18, 2010.
WHEREAS, ARC and Executive entered into an Executive Employment Agreement dated January 7, 2005, as amended (“Agreement”), under which Executive is employed as Chief Executive Officer and President of ARC. The parties now wish to enter into this Amendment to amend the Agreement.
Now, therefore, the parties agree as follows:
1. All capitalized terms in this Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
2. A new Section 3(a)(ii) is added to Section 3(a) of the Agreement (Base Salary) as follows:
“(ii) The amount of Base Salary payable to Executive pursuant to Section 3(a) shall be reduced by ten percent (10%) (the “2010 Base Salary Reduction”) effective as of January 1, 2010 through and including December 31, 2010 (the “Effective Period”). Notwithstanding anything to the contrary contained in this Section 3(a)(ii), if Executive’s employment with ARC is terminated other than for Cause during the Effective Period, any Base Salary severance benefits payable to Executive under Sections 12(a), (c) or (d) of the Agreement shall be calculated based on the amount of Base Salary set forth in Section 3(a), without taking into account the 2010 Base Salary Reduction.”
3. Except as specifically set forth in this Amendment, the Agreement remains in full force and effect without modification.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first hereinabove set forth.

AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation
By:	/s/ JONATHAN R. MATHER
	Name:	Jonathan R. Mather
	Title:	Chief Financial Officer

EXECUTIVE
/s/ KUMARAKULASINGAM SURIYAKUMAR
Kumarakulasingam Suriyakumar